EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Birch Branch, Inc. (the “Company”) does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2010 (the “Report”) that, to the best of his knowledge:

1.           The Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2010	/s/ Wang Feng
Wang Feng
President, Chief Executive Officer
and Principal Financial Officer